UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011*

*	This Form N-CSR pertains to the following series of the Registrant: MFS Commodity Strategy Fund. The remaining series of the Registrant, MFS Diversified Target Return Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Commodity Strategy Fund

ANNUAL REPORT

April 30, 2011

CMS-ANN

MFS® COMMODITY STRATEGY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure based on market value (b)

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Commodity exposure reflecting equivalent exposure of derivative positions (c)(i)

Fixed income sectors (i)
High Grade Corporates	26.8%
Non-U.S. Government Bonds	7.5%
Mortgage-Backed Securities	3.5%
Asset-Backed Securities	2.8%
Emerging Markets Bonds	0.8%
U.S. Government Agencies	0.8%
Collateralized Debt Obligations	0.2%
U.S. Treasury Securities	0.1%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	10.4%
AA	5.4%
A	9.3%
BBB	13.0%
U.S. Government	4.9%
Federal Agencies	4.3%
Not Rated	(4.8)%
Non-Fixed Income	97.8%
Cash & Other	(40.3)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(b)	For purposes of this presentation, components include the market value of securities, less any securities sold short, and the market value of derivative contracts and may, from time to time, be negative. The bond component will include any accrued interest amounts. Percentages are based on net assets as of 04/30/11. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(c)	The portfolio obtains exposure to the commodities market by investing in commodity-linked notes. In order to minimize counterparty risk, the fund posts a portion of its assets as collateral to cover its obligations under these notes. While there is leverage embedded in these commodity- linked notes, which is reflected by the negative cash position, this leverage is fully collateralized with a portion of the fund’s assets invested in fixed income securities. For more information about commodity-linked notes and the risks of investing in such notes, please see the Notes to Financial Statements and the fund’s prospectus.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 4/30/11.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the reporting period of June 2, 2010 to April 30, 2011, Class A shares of the MFS Commodity Strategy Fund (the “fund”) provided a total return of 45.09%, at net asset value. This compares with return of 41.68% for the fund’s benchmark, the Dow Jones-UBS Commodity Index.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment, but fell modestly as the period came to a close.

Factors Affecting Performance

Over the reporting period, the fund outperformed the Dow Jones-UBS Commodity Index via allocations to a variety of commodity sectors. The fund invested in commodity-linked structured notes, to achieve its sector exposures and employed quantitative analysis to derive sector allocation decisions. A major relative contributor during this period was the fund’s greater exposure to the soft commodity sector (includes coffee, cotton, and sugar) as prices of these commodities climbed sharply in the second half of 2010. A lesser exposure to the livestock commodity sector (includes lean hogs and live cattle) and the energy commodity sector (includes crude and heating oil, natural gas, and unleaded gasoline) also aided relative performance as these sectors underperformed the benchmark.

Management Review – continued

A lesser exposure to the grain commodity sector (includes corn, soybeans, and wheat) throughout the first half of the reporting period, during which this sector outperformed the benchmark, negatively impacted relative performance. The fund’s allocation to the precious metals commodity sector (includes gold and silver) also dampened relative results.

The fund’s investment in debt securities contributed to total return over the reporting period. Exposures to short-term investment-grade corporate bonds had a positive impact on performance as these debt securities provided positive returns during the period.

Respectfully,

James Calmas	Benjamin Nastou	Natalie Shapiro	Linda Zhang
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 4/30/11

Average annual without sales charge

Share class	Class inception date	Life (t)
A	6/02/10	45.09%
I	6/02/10	45.38%
Comparative benchmark
Dow Jones-UBS Commodity Index (f)		41.68%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		36.75%

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Periods less than one year are actual, not annualized.

Benchmark Definition

The Dow Jones-UBS Commodity Index is designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/ lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2010 through April 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/10	Ending Account Value 4/30/11	Expenses Paid During Period (p) 11/01/10-4/30/11
A	Actual	1.05%	$1,000.00	$1,186.36	$5.69
	Hypothetical (h)	1.05%	$1,000.00	$1,019.59	$5.26
I	Actual	0.80%	$1,000.00	$1,187.76	$4.34
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 47.0%
Issuer	Shares/Par	Value ($)

Asset-Backed & Securitized - 3.0%
Ally Auto Receivables Trust, “A2”, 0.68%, 2013	$750,000	$749,992
BMW Vehicle Lease Trust, 0.58%, 2012	1,100,000	1,100,011
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	550,000	555,830
Chrysler Financial Auto Securitization Trust, 0.69%, 2013	1,000,000	1,000,575
Crest G-Star, 2001-1A, “A”, CDO, FRN, 0.78%, 2016 (z)	166,583	165,917
Ford Credit Auto Lease Trust, “A2”, 0.75%, 2012 (n)	1,000,000	1,000,563
Harley-Davidson Motorcycle Trust, “A2”, 0.83%, 2013	620,000	620,466
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	510,000	521,269
Hyundai Auto Receivables Trust, “A3”, 1.16%, 2015	600,000	601,537
John Deere Owner Trust, “A2”, 0.64%, 2014	600,000	600,237
Mercedes-Benz Auto Lease Trust, “A2”, 0.79%, 2013 (n)	1,100,000	1,102,210
Nissan Auto Lease Trust, “A2”, 0.9%, 2013	429,000	429,990
Smart Trust, “A2B”, FRN, 1.003%, 2013 (z)	202,000	202,001

		$8,650,598
Automotive - 0.9%
American Honda Finance Corp., 1.625%, 2013 (n)	$700,000	$700,844
FUEL Trust, 4.207%, 2016 (z)	360,000	367,599
Nissan Motor Acceptance Corp., 3.25%, 2013 (n)	500,000	511,803
RCI Banque S.A., FRN, 2.155%, 2014 (z)	500,000	498,176
Toyota Motor Credit Corp., 3.2%, 2015	600,000	618,561

		$2,696,983
Banks & Diversified Financials (Covered Bonds) - 1.8%
Bank of Nova Scotia, 1.45%, 2013 (n)	$620,000	$624,035
BNP Paribas Home Loan, 2.2%, 2015 (n)	1,000,000	971,318
Canadian Imperial Bank of Commerce, 2%, 2013 (n)	750,000	764,906
Compagnie de Financement Foncier, 2.125%, 2013 (n)	700,000	710,315
Compagnie de Financement Foncier, FRN, 1.023%, 2012 (n)	700,000	699,486
DnB Nor Boligkreditt AS, 2.1%, 2015 (n)	700,000	682,856
Stadshypotek AB, FRN, 0.857%, 2013 (n)	800,000	799,070

		$5,251,986
Broadcasting - 0.1%
NBC Universal, Inc., 2.1%, 2014 (n)	$400,000	$401,516

Brokerage & Asset Managers - 0.5%
BlackRock, Inc., 3.5%, 2014	$750,000	$791,204

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Brokerage & Asset Managers - continued
Franklin Resources, Inc., 2%, 2013	$500,000	$508,239

		$1,299,443
Cable TV - 0.4%
Comcast Corp., 5.3%, 2014	$600,000	$657,443
DIRECTV Holdings LLC, 4.75%, 2014	500,000	542,237

		$1,199,680
Chemicals - 0.7%
Dow Chemical Co., 7.6%, 2014	$500,000	$580,425
Potash Corp. of Saskatchewan, Inc., 5.25%, 2014	720,000	791,708
PPG Industries, Inc., 5.75%, 2013	621,000	670,261

		$2,042,394
Computer Software - 0.3%
Adobe Systems, Inc., 3.25%, 2015	$700,000	$724,281

Conglomerates - 0.2%
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	$500,000	$602,062

Consumer Products - 0.8%
Clorox Co., 5%, 2013	$670,000	$711,722
Newell Rubbermaid, Inc., 5.5%, 2013	500,000	537,382
Phillips Electronics N.V., 7.25%, 2013	600,000	675,988
Whirlpool Corp., 8%, 2012	370,000	393,193

		$2,318,285
Consumer Services - 0.2%
Western Union Co., FRN, 0.889%, 2013	$470,000	$471,734

Defense Electronics - 0.2%
BAE Systems Holdings, Inc., 4.95%, 2014 (n)	$600,000	$642,333

Electronics - 0.4%
Broadcom Corp., 1.5%, 2013 (n)	$600,000	$598,323
Tyco Electronics Ltd., 6%, 2012	600,000	639,017

		$1,237,340
Emerging Market Quasi-Sovereign - 0.4%
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	$101,000	$98,817
Corporacion Nacional del Cobre de Chile, 4.75%, 2014 (n)	580,000	622,381
Petrobras International Finance Co., 3.875%, 2016	325,000	329,478

		$1,050,676

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Sovereign - 0.2%
State of Qatar, 5.15%, 2014 (n)	$600,000	$651,000

Energy - Integrated - 1.2%
BP Capital Markets PLC, 3.125%, 2015	$600,000	$609,475
Cenovus Energy, Inc., 4.5%, 2014	500,000	541,393
ConocoPhillips, 4.75%, 2014	365,000	397,515
Royal Dutch Shell PLC, 3.1%, 2015	580,000	601,637
Statoil A.S.A., 2.9%, 2014	700,000	726,692
TOTAL S.A., 3%, 2015	520,000	536,675

		$3,413,387
Financial Institutions - 0.7%
General Electric Capital Corp., 5.45%, 2013	$750,000	$803,156
General Electric Capital Corp., 1.875%, 2013	540,000	543,614
NYSE Euronext, Inc., 4.8%, 2013	600,000	639,841

		$1,986,611
Food & Beverages - 3.2%
Anheuser-Busch InBev S.A., 3%, 2012	$600,000	$617,657
Cadbury Schweppes U.S. Finance, 5.125%, 2013	700,000	759,094
Cargill, Inc., 6.375%, 2012 (n)	925,000	974,552
Coca Cola Co., 0.75%, 2013	700,000	694,290
Conagra Foods, Inc., 5.875%, 2014	600,000	661,021
Dr. Pepper Snapple Group, Inc., 2.35%, 2012	600,000	612,973
General Mills, Inc., 5.25%, 2013	600,000	653,374
H.J. Heinz Co., 6.625%, 2011	600,000	607,283
H.J. Heinz Co., 5.35%, 2013	600,000	652,937
Miller Brewing Co., 5.5%, 2013 (n)	600,000	653,470
PepsiAmericas, Inc., 4.375%, 2014	700,000	757,384
Pepsico, Inc., 0.875%, 2013	700,000	695,886
Wm. Wrigley Jr. Co., 2.45%, 2012 (n)	800,000	802,608

		$9,142,529
Food & Drug Stores - 0.2%
CVS Caremark Corp., 3.25%, 2015	$600,000	$615,089

Industrial - 0.2%
Cornell University, 4.35%, 2014	$465,000	$500,456

Insurance - 1.6%
Aflac, Inc., 3.45%, 2015	$700,000	$710,105
American International Group, Inc., 3.65%, 2014	280,000	286,976
ING Bank N.V., FRN, 1.359%, 2013 (z)	470,000	470,970

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - continued
Lincoln National Corp., 4.3%, 2015	$250,000	$263,831
MassMutual Global Funding, FRN, 0.808%, 2013 (n)	600,000	603,156
Metlife, Inc., FRN, 1.56%, 2013	1,390,000	1,407,791
Prudential Financial, Inc., 3.625%, 2012	700,000	721,839

		$4,464,668
Insurance - Health - 0.2%
UnitedHealth Group, Inc., 4.875%, 2013	$479,000	$510,231

Insurance - Property & Casualty - 0.4%
ACE INA Holdings, Inc., 2.6%, 2015	$550,000	$543,371
Aon Corp., 3.5%, 2015	600,000	611,510

		$1,154,881
International Market Quasi-Sovereign - 5.9%
ANZ National Bank Ltd. Group, 3.25%, 2012 (n)	$1,000,000	$1,025,364
Bank of Ireland, 2.75%, 2012 (n)	700,000	664,194
Commonwealth Bank of Australia, 2.4%, 2012 (n)	1,000,000	1,013,868
Danske Bank A/S, FRN, 0.662%, 2012 (n)	200,000	199,761
Dexia Credit Local, NY, 2%, 2013 (z)	500,000	498,470
Electricite de France PLC, 5.5%, 2014 (n)	650,000	714,540
Finance for Danish Industry A.S., FRN, 0.679%, 2013 (n)	1,500,000	1,498,556
ING Bank N.V., 3.9%, 2014 (n)	1,250,000	1,333,775
KfW Bankengruppe, 1.375%, 2013	1,100,000	1,114,155
KfW Bankengruppe, 3.5%, 2014	1,250,000	1,333,753
Kommunalbanken AS, 1.75%, 2015 (n)	1,200,000	1,182,104
Landwirtschaftliche Rentenbank, 5%, 2013	1,100,000	1,180,446
Nationwide Building Society, 2.5%, 2012 (n)	240,000	245,823
Oesterreichische Kontrollbank AG, 4.75%, 2012	1,000,000	1,060,977
Royal Bank of Scotland PLC, FRN, 1.012%, 2012 (n)	700,000	704,157
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	1,400,000	1,482,089
Swedbank AB, 2.8%, 2012 (n)	1,250,000	1,272,928
Vestjysk Bank A/S, FRN, 0.859%, 2013 (n)	350,000	352,471

		$16,877,431
International Market Sovereign - 0.8%
Kingdom of Spain, 2%, 2012 (n)	$1,000,000	$1,005,163
Republic of Finland, 1.25%, 2015 (n)	1,300,000	1,266,493

		$2,271,656
Local Authorities - 0.4%
Province of Ontario, 4.5%, 2015	$1,000,000	$1,102,168

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - 2.9%
ABN Amro Bank N.V., FRN, 2.071%, 2014 (n)	$530,000	$541,688
ANZ National (International) Ltd., 1.309%, 2013 (n)	870,000	870,927
Bank of Tokyo-Mitsubishi UFJ, 1.6%, 2013 (n)	700,000	698,500
BB&T Corp., 6.5%, 2011	650,000	659,536
BB&T Corp., 2.05%, 2014	500,000	501,898
Commonwealth Bank of Australia, 3.75%, 2014 (n)	600,000	630,196
Danske Bank A/S, 3.75%, 2015 (n)	690,000	709,579
ING Bank N.V., 1.595%, 2013 (n)	750,000	755,818
Intesa Sanpaolo S.p.A., FRN, 2.712%, 2014 (n)	280,000	286,965
KeyCorp, 3.75%, 2015	650,000	667,178
Royal Bank of Scotland PLC, FRN, 2.732%, 2013	600,000	618,763
Societe Generale North America, Inc., FRN, 0.623%, 2012	830,000	829,876
Standard Chartered PLC, 3.85%, 2015 (n)	420,000	436,742

		$8,207,666
Medical & Health Technology & Services - 0.4%
Covidien International Finance SA, 5.45%, 2012	$650,000	$692,299
McKesson Corp., 3.25%, 2016	470,000	480,324

		$1,172,623
Metals & Mining - 0.5%
Anglo American Capital, 2.15%, 2013 (n)	$600,000	$607,118
ArcelorMittal, 3.75%, 2015	650,000	666,037

		$1,273,155
Mortgage-Backed - 3.5%
Fannie Mae, 4.5%, 2024	$4,516,778	$4,771,285
Fannie Mae, 4%, 2025	279,274	290,708
Fannie Mae, 4.5%, 2025	1,387,970	1,466,178
Freddie Mac, 4%, 2025	3,362,930	3,491,686

		$10,019,857
Natural Gas - Pipeline - 0.4%
Energy Transfer Partners LP, 8.5%, 2014	$500,000	$586,701
Enterprise Products Operating LP, 3.7%, 2015	500,000	519,360

		$1,106,061
Network & Telecom - 1.0%
AT&T, Inc., 6.7%, 2013	$600,000	$676,818
CenturyLink, Inc., 7.875%, 2012	380,000	405,197
France Telecom, 2.125%, 2015	700,000	693,923
TELUS Corp., 8%, 2011	291,000	292,689

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
Verizon Communications, Inc, 5.25%, 2013	$700,000	$754,919

		$2,823,546
Oil Services - 0.4%
Noble Corp., 5.875%, 2013	$780,000	$847,392
Noble Corp., 3.45%, 2015	260,000	268,233

		$1,115,625
Other Banks & Diversified Financials - 0.9%
American Express Centurion Bank, 5.55%, 2012	$600,000	$636,443
Banco Santander Chile, FRN, 1.309%, 2011 (n)	650,000	649,890
Banco Santander U.S. Debt S.A.U., 2.991%, 2013 (n)	400,000	403,902
Nordea Bank AB, 1.75%, 2013 (n)	700,000	707,919
Svenska Handelsbanken AB, 2.875%, 2012 (n)	250,000	256,412

		$2,654,566
Pharmaceuticals - 0.7%
Celgene Corp., 2.45%, 2015	$532,000	$522,292
Novartis AG, 4.125%, 2014	700,000	752,268
Roche Holding, Inc., 5%, 2014 (n)	254,000	278,376
Sanofi-Aventis, FRN, 0.617%, 2014	500,000	502,187

		$2,055,123
Printing & Publishing - 0.3%
Pearson PLC, 7%, 2011 (n)	$700,000	$704,926
Reed Elsevier Capital, 6.75%, 2011	255,000	258,902

		$963,828
Real Estate - 0.3%
HCP, Inc., REIT, 2.7%, 2014	$180,000	$182,016
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	600,000	616,338

		$798,354
Retailers - 0.9%
AutoZone, Inc., 6.5%, 2014	$655,000	$735,162
Home Depot, Inc., 5.25%, 2013	660,000	722,940
Staples, Inc., 9.75%, 2014	600,000	721,513
Wesfarmers Ltd., 6.998%, 2013 (n)	400,000	440,752

		$2,620,367
Specialty Stores - 0.2%
Best Buy Co., Inc., 6.75%, 2013	$519,000	$568,363

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Supermarkets - 0.5%
Kroger Co., 5%, 2013	$200,000	$214,041
Safeway, Inc., 5.8%, 2012	700,000	743,314
Woolworths Ltd., 2.55%, 2015 (n)	600,000	596,662

		$1,554,017
Supranational - 0.4%
European Investment Bank, 1.25%, 2013	$1,170,000	$1,180,043

Telecommunications - Wireless - 0.4%
Crown Castle Towers LLC, 3.214%, 2015 (n)	$310,000	$312,225
Vodafone Group PLC, 4.15%, 2014	630,000	675,322

		$987,547
Tobacco - 0.4%
Altria Group, Inc., 8.5%, 2013	$500,000	$583,870
B.A.T. International Finance PLC, 8.125%, 2013 (n)	500,000	577,577

		$1,161,447
Transportation - Services - 0.3%
ERAC USA Finance Co., 2.75%, 2013 (n)	$660,000	$670,835
ERAC USA Finance Co., 2.25%, 2014 (n)	250,000	251,365

		$922,200
U.S. Government Agencies and Equivalents - 0.7%
Freddie Mac, 4.5%, 2013	$2,000,000	$2,132,858

U.S. Treasury Obligations - 4.9%
U.S. Treasury Notes, 0.375%, 2012 (f)	$9,000,000	$9,004,221
U.S. Treasury Notes, 0.375%, 2012	5,000,000	5,000,195

		$14,004,416
Utilities - Electric Power - 2.1%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$330,000	$348,984
Duke Energy Corp., 6.3%, 2014	746,000	834,215
Duquesne Light Co., 6.7%, 2012	600,000	630,263
EDP Finance B.V., 5.375%, 2012 (n)	500,000	508,982
Enel Finance International S.A., 5.7%, 2013 (n)	400,000	425,096
Exelon Generation Co. LLC, 5.35%, 2014	600,000	649,950
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	560,000	574,983
PG & E Corp., 5.75%, 2014	600,000	659,943
PPL WEM Holdings PLC, 3.9%, 2016 (z)	440,000	446,886

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
Southern Co., 2.375%, 2015	$1,000,000	$993,415

		$6,072,717
Total Bonds (Identified Cost, $133,746,840)		$134,673,797

Commodity Linked Structured Notes (x) - 48.9%
Bank of America - DJUBENTR Linked, FRN, 0%, 2011 (n)	$10,000,000	$15,786,635
Barclays Bank PLC - DJUBENTR Linked, FRN, 0.04%, 2012 (n)	2,600,000	3,666,850
Barclays Bank PLC - DJUBENTR Linked, FRN, 0.093%, 2011 (n)	5,400,000	10,102,655
Citigroup Funding Inc. - DJUBPRTR Linked, FRN, 0%, 2011	7,150,000	18,932,435
Credit Suisse First Boston - DJUBSTR Linked, FRN, 0.023%, 2011 (n)	10,000,000	22,349,021
Deutsche Bank AG - DJUBINTR Linked, FRN, 0.055%, 2011	5,200,000	10,836,787
Goldman Sachs Group, Inc. - DJUBSOTR Linked, FRN, 0.063%, 2011	8,000,000	9,666,941
JP Morgan - DJUBINTR Linked, FRN, 0.075%, 2011 (n)	4,600,000	9,027,329
JP Morgan - DJUBSTR Linked, FRN, 0.185%, 2011 (n)	4,600,000	6,492,410
Morgan Stanley - DJUBGRTR Linked, FRN, 1%, 2011 (n)	7,000,000	20,607,053
UBS AG - DJUBGRTR Linked, FRN, 0.073%, 2011 (n)	3,200,000	9,248,504
UBS AG - DJUBSTR Linked, FRN, 0.099%, 2011 (n)	2,400,000	3,388,746
Total Commodity Linked Structured Notes (Identified Cost, $70,150,000)		$140,105,366

Money Market Funds (v) - 4.7%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value	13,497,263	$13,497,263
Total Investments (Identified Cost, $217,394,103)		$288,276,426

Other Assets, Less Liabilities - (0.6)%		(1,617,787)
Net Assets - 100.0%		$286,658,639

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $143,630,077, representing 50.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(x)	Commodity-linked notes typically provide for interest and principal payments based on the value of a commodity indicator, such as a commodity, a commodity future or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodity or commodity markets. Commodity-linked notes have characteristics of instruments indirectly linked to the price of commodities and are subject to basis risk, the risk that there can be deviations in performance between the physical commodity market and the futures price, and counter party risk. Commodity-linked notes can be highly volatile and less liquid than other types of investments. These structured notes take into consideration a leverage factor of 300% on the return of the commodity indicator at the time the note is purchased, in order to limit counterparty exposure.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Capital Trust Realty Ltd., CDO, 5.16%, 2035	9/16/10	$550,675	$555,830
Crest G-Star, 2001-1A, “A”, CDO, FRN, 0.78%, 2016	10/27/10	164,188	165,917
Dexia Credit Local, NY, 2%, 2013	4/27/11	503,800	498,470
FUEL Trust, 4.207%, 2016	4/12/11	360,000	367,599
ING Bank N.V., FRN, 1.359%, 2013	10/13/10	470,000	470,970
PPL WEM Holdings PLC, 3.9%, 2016	4/18/11	439,540	446,886
RCI Banque S.A., FRN, 2.155%, 2014	4/05/11	500,000	498,176
Smart Trust, “A2B”, FRN, 1.003%, 2013	3/10/11	202,000	202,001
Total Restricted Securities			$3,205,849
% of Net Assets			1.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
DJUBENTR	Dow Jones-UBS Energy Sub-Index Total Return, this index is comprised of futures contracts on crude oil, heating oil, unleaded gasoline and natural gas.
DJUBGRTR	Dow Jones-UBS Grains Sub-Index Total Return, this index is composed of futures contracts on corn, soybeans and wheat.
DJUBINTR	Dow Jones-UBS Industrial Metals Sub-Index Total Return, this index is composed of longer-dated futures contracts on aluminum, copper, nickel and zinc.
DJUBPRTR	Dow Jones-UBS Precious Metals Total Return Index, this index composed of futures contracts on gold and silver.
DJUBSOTR	Dow Jones-UBS Softs Sub-Index Total Return, this index is composed of futures contracts on coffee, cotton and sugar.
DJUBSTR	Dow Jones-UBS Commodity Index Total Return, this index is currently comprised of futures contracts on nineteen physical commodities.
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 4/30/11

Futures Contracts Outstanding at 4/30/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	115	$13,623,906	June - 2011	$(206,145)

At April 30, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $203,896,840)	$274,779,163
Underlying affiliated funds, at cost and value	13,497,263
Total investments, at value (identified cost, $217,394,103)	$288,276,426
Cash	2,622
Receivables for
Fund shares sold	544,102
Interest	857,925
Other assets	2,337
Total assets	$289,683,412
Liabilities
Payables for
Daily variation margin on open futures contracts	$13,477
Investments purchased	2,950,544
Fund shares reacquired	2,976
Payable to affiliates
Investment adviser	17,841
Shareholder servicing costs	17
Distribution and service fees	3
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	39,909
Total liabilities	$3,024,773
Net assets	$286,658,639
Net assets consist of
Paid-in capital	$195,550,009
Unrealized appreciation (depreciation) on investments	70,676,178
Accumulated net realized gain (loss) on investments	19,787,343
Undistributed net investment income	645,109
Net assets	$286,658,639
Shares of beneficial interest outstanding	19,769,668

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$145,052	10,013	$14.49
Class I	286,513,587	19,759,655	14.50

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.37 [100 / 94.25 x $14.49]. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Period ended 4/30/11(c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$1,889,728
Dividends from underlying affiliated funds	76,527
Foreign taxes withheld	(296)
Total investment income	$1,965,959
Expenses
Management fee	$1,674,195
Distribution and service fees	279
Shareholder servicing costs	98
Administrative services fee	39,871
Independent Trustees’ compensation	2,668
Custodian fee	30,165
Shareholder communications	7,209
Auditing fees	31,980
Legal fees	3,624
Miscellaneous	36,430
Total expenses	$1,826,519
Fees paid indirectly	(239)
Reduction of expenses by investment adviser	(881)
Net expenses	$1,825,399
Net investment income	$140,560
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$20,978,965
Futures contracts	(16,928)
Net realized gain (loss) on investments	$20,962,037
Change in unrealized appreciation (depreciation)
Investments	$70,882,323
Futures contracts	(206,145)
Net unrealized gain (loss) on investments	$70,676,178
Net realized and unrealized gain (loss) on investments	$91,638,215
Change in net assets from operations	$91,778,775

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010 through the stated period end.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 4/30/11 (c)
Change in net assets
From operations
Net investment income	$140,560
Net realized gain (loss) on investments	20,962,037
Net unrealized gain (loss) on investments	70,676,178
Change in net assets from operations	$91,778,775
Distributions declared to shareholders
From net investment income	$(670,145)
Change in net assets from fund share transactions	$195,550,009
Total change in net assets	$286,658,639
Net assets
At end of period (including undistributed net investment income of $645,109)	$286,658,639

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010 through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 4/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	4.53
Total from investment operations	$4.51
Less distributions declared to shareholders
From net investment income	$(0.02)
Net asset value, end of period	$14.49
Total return (%) (r)(s)(t)	45.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	(a)
Expenses after expense reductions (f)	1.06	(a)
Net investment loss	(0.18	)(a)
Portfolio turnover	30
Net assets at end of period (000 omitted)	$145

See Notes to Financial Statements

Financial Highlights – continued

Class I	Period ended 4/30/11 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	4.52
Total from investment operations	$4.53
Less distributions declared to shareholders
From net investment income	$(0.03)
Net asset value, end of period	$14.50
Total return (%) (r)(s)	45.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	(a)
Expenses after expense reductions (f)	0.82	(a)
Net investment income	0.06	(a)
Portfolio turnover	30
Net assets at end of period (000 omitted)	$286,514

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Commodity Strategy Fund (the fund) is a series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in commodity-linked structured notes as part of its principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own

Notes to Financial Statements – continued

assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures. The following is a summary of the levels used as of April 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$16,137,274	$—	$16,137,274
Non-U.S. Sovereign Debt	—	22,030,806	—	22,030,806
Corporate Bonds	—	46,110,017	—	46,110,017
Residential Mortgage-Backed Securities	—	10,019,857	—	10,019,857
Asset-Backed Securities (including CDOs)	—	8,650,598	—	8,650,598
Foreign Bonds	—	31,725,245	—	31,725,245
Commodity Linked Structured Notes	—	140,105,366	—	140,105,366
Mutual Funds	13,497,263	—	—	13,497,263
Total Investments	$13,497,263	$274,779,163	$—	$288,276,426

Other Financial Instruments
Futures	$(206,145)	$—	$—	$(206,145)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements – continued

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(206,145)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended April 30, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(16,928)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended April 30, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(206,145)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or

Notes to Financial Statements – continued

a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Commodity-Linked Structured Notes – The fund invests in commodity-linked structured notes, to provide exposure to the investment returns of the commodities markets without investing directly in commodities. The fund will

Notes to Financial Statements – continued

not invest directly in commodities. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are subject to prepayment, basis, and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, MFS typically enters into these transactions with counterparties whose credit rating is investment grade. Commodity-linked structured notes are valued daily by the issuing counterparties under procedures approved by the fund’s Board of Trustees. The structured notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The fund has the option to request prepayment from the issuer at any time. The issuer of the structured note may, under certain circumstances, call back the securities on a date earlier than the maturity date. The net cash payments exchanged, which might require calculation by the issuer or its affiliates, are recorded as a realized gain or loss on investments in the Statement of Operations. The value of the structured note, which is adjusted daily and includes any related interest accruals to be received and fees to be paid by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be received and fees to be paid, is recorded as unrealized appreciation or depreciation on investments in the Statement of Operations. The fund records a realized gain or loss when a structured note is sold or matures.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All

Notes to Financial Statements – continued

premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended April 30, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the period remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the period is as follows:

4/30/11
Ordinary income (including any short-term capital gains)	$670,145

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/11
Cost of investments	$218,477,215
Gross appreciation	70,661,337
Gross depreciation	(862,126)
Net unrealized appreciation (depreciation)	$69,799,211
Undistributed ordinary income	21,464,740
Post-October capital loss deferral	(133,844)
Other temporary differences	(21,477)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported on the Statement of Changes in Net Assets are presented by class as follows:

From net investment income
Period ended 4/30/11 (c)
Class A	$168
Class I	669,977
Total	$670,145

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

At the commencement of the period, the management fee was computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Effective March 1, 2011, the investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2012. For the period ended April 30, 2011, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

The management fee incurred for the period ended April 30, 2011 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the period ended April 30, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$279

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rate represent actual fees incurred under the distribution plan for the period ended April 30, 2011 based on average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. There were no contingent deferred sales charges imposed during the period ended April 30, 2011.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended April 30, 2011, the fee was $2, which equated to 0.0000% annually of the fund’s average daily net assets.

Notes to Financial Statements – continued

MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the period ended April 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $96.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended April 30, 2011 was equivalent to an annual effective rate of 0.0178% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended April 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,953 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $881, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements – continued

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$13,396,421	$11,239,053
Investments (non-U.S. Government securities)	$235,263,705	$52,912,884

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 4/30/11 (c)
	Shares	Amount
Shares sold
Class A	10,000	$100,000
Class I	22,593,770	230,137,460
	22,603,770	$230,237,460
Shares issued to shareholders in reinvestment of distributions
Class A	13	$168
Class I	52,796	669,977
	52,809	$670,145
Shares reacquired
Class I	(2,886,911)	$(35,357,596)
Net change
Class A	10,013	$100,168
Class I	19,759,655	195,449,841
	19,769,668	$195,550,009

(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.

Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares were not available for sale during the period. During the period, the fund’s Class I shares were available for sale only to funds distributed by MFD that invest primarily in shares of other MFS funds (“MFS fund-of-funds”). Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2020 Fund and MFS Lifetime 2040 Fund were the owners of record of approximately 40%, 29%, 21%, 5%, 2%, 1% and 1%,

Notes to Financial Statements – continued

respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund and MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended April 30, 2011, the fund’s commitment fee and interest expense were $402 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	241,608,218	(228,110,955)	13,497,263

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$76,527	$13,497,263

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Commodity Strategy Fund (a series of MFS Series Trust XV) (the “Fund”) as of April 30, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the period from the commencement of operations, June 2, 2010 to April 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Commodity Strategy Fund as of April 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights from the commencement of operations, June 2, 2010 to April 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2011

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street, Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
James Calmas
Benjamin Nastou
Natalie Shapiro
Linda Zhang

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
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ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. . During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2011 and 2010, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2011	2010
Fees billed by Deloitte:
MFS Commodity Strategy Fund	23,900	N/A	**

For the fiscal years ended April 30, 2011 and 2010, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2011	2010		2011	2010		2011	2010
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	N/A	**	7,800	N/A	**	933	N/A	**
To MFS and MFS Related Entities of Commodity Strategy Fund *	1,089,704	1,077,865		0	0		113,100	0

	2011	2010
Aggregate fees for non-audit services:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities#	1,611,578	1,271,990

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
**	MFS Commodity Strategy Fund commenced investment operations in June, 2010.
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: June 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: June 17, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 17, 2011

*	Print name and title of each signing officer under his or her signature.